Filed pursuant to Rule 497(e)

Registration No. 333-7305

FRONTEGRA FUNDS, INC.

Frontegra Columbus Core Plus Fund

Frontegra IronBridge SMID Fund

Frontegra Netols Small Cap Value Fund

SUPPLEMENT TO PROSPECTUS

dated September 4, 2007

Effective July 1, 2008, the maximum shareholder servicing fee attributable to Class Y shares of each of the above-listed Funds has been reduced from 0.20% to 0.15% of the average daily net assets computed on an annual basis.  Additionally, Frontegra Asset Management, Inc. (“Frontegra”) has agreed to amend its expense cap/reimbursement agreement with the Frontegra Netols Small Cap Value Fund (“Small Cap Value Fund”) to provide that, effective July 1, 2008, Frontegra will waive its management fee and/or reimburse the Small Cap Value Fund’s operating expenses to the extent necessary to ensure that the total operating expenses for Class Y shares of the Small Cap Value Fund do not exceed 1.50% through October 31, 2008.

The information contained under “Fees and Expenses of the Fund” relating to the Small Cap Value Fund is superseded as follows:

Small Cap Value Fund

Shareholder Fees (fees paid directly from your investment)(1)	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses(3)	0.75%
Total Annual Fund Operating Expenses	2.00%
Fee Waiver/Expense Reimbursement(4)	(0.50)%
Net Expenses	1.50%

____________

(1)	The Fund will charge a service fee of $25 for checks that do not clear.

(2)	Stated as a percentage of the Small Cap Value Fund’s average daily net assets.

(3)

“Other Expenses” are estimates for the first fiscal year and include a shareholder servicing fee of 0.15%.  Effective July 1, 2008, the shareholder servicing fee for Class Y Shares was reduced from 0.20% to 0.15%.  The table has been restated to reflect the lower shareholder servicing fee for the Small Cap Value Fund.  Also included in the “Other Expenses” of the Small Cap Value Fund are fees and expenses incurred by the Small Cap Value Fund in connection with its investments in other investment companies, which are referred to as “acquired fund fees and expenses.”

(4)

Effective July 1, 2008, Frontegra has contractually agreed to waive its management fee and/or reimburse the operating expenses of the Small Cap Value Fund to the extent necessary to ensure that the total operating expenses for the Class Y shares do not exceed 1.50% of the Small Cap Value Fund’s average daily net assets.  The table has been restated to reflect the change in the expense cap for the Small Cap Value Fund.  This agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by Frontegra or the Small Cap Value Fund prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Additionally, the information contained under “Example” relating to the Small Cap Value Fund is superceded as follows:

1 Year	3 Years	5 Years	10 Years
$ 153	$ 579	$ 1,032	$ 2,287

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is June 30, 2008.